SCHEDULE TO TABLES I AND II

Name and Address of Reporting Person (1)	Designated Reporter (1)	Transaction Date	Deemed Execution Date, if any	Issuer Name, Ticker or Trading Symbol	Title of Security	Title of Derivative Securities and Title and Amount of Securities Underlying Derivative Securities	Ownership Form: Direct (D) or Indirect (I)	Nature of Indirect Beneficial Ownership (1)	Disclaims Pecuniary Interest
JPMP Master Fund Manager, L.P. c/o J.P. Morgan Partners, LLC 270 Park Avenue 39th Floor New York, NY 10017	J.P. Morgan Partners (BHCA), L.P.	July 9, 2007		Seattle Genetics, Inc. (“SGEN”)	See Table I Row 1 and Table II Rows 1, 8 & 15-17	See Table I Row 1 and Table II Rows 1, 8 & 15-17	I	See Explanatory Note 2 below	Yes
JPMP Capital Corp. c/o J.P. Morgan Partners, LLC 270 Park Avenue 39th Floor New York, NY 10017	J.P. Morgan Partners (BHCA), L.P.	July 9, 2007		Seattle Genetics, Inc. (“SGEN”)	See Table I & Table II	See Table I & Table II	I	See Explanatory Note 3 below	Yes
J.P. Morgan Partners Global Investors, L.P. c/o J.P. Morgan Partners, LLC 270 Park Avenue 39th Floor New York, New York 10017	J.P. Morgan Partners (BHCA), L.P.	July 9, 2007		Seattle Genetics, Inc. (“SGEN”)	See Table I Row 2 and Table II Rows 2& 9	See Table I Row 2 and Table II Rows 2& 9	D		No
J.P. Morgan Partners Global Investors (Cayman), L.P. c/o J.P. Morgan Partners, LLC 270 Park Avenue 39th Floor New York, New York 10017	J.P. Morgan Partners (BHCA), L.P.	July 9, 2007		Seattle Genetics, Inc. (“SGEN”)	See Table I Row 3 and Table II Rows 3& 10	See Table I Row 3 and Table II Rows 3& 10	D		No
J.P. Morgan Partners Global Investors A, L.P. c/o J.P. Morgan Partners, LLC 270 Park Avenue 39th Floor New York, New York 10017	J.P. Morgan Partners (BHCA), L.P.	July 9, 2007		Seattle Genetics, Inc. (“SGEN”)	See Table I Row 4 and Table II Rows 4 & 11	See Table I Row 4 and Table II Rows 4 & 11	D		No
J.P. Morgan Partners Global Investors (Cayman) II, L.P. c/o J.P. Morgan Partners, LLC 270 Park Avenue 39th Floor New York, New York 10017	J.P. Morgan Partners (BHCA), L.P.	July 9, 2007		Seattle Genetics, Inc. (“SGEN”)	See Table I Row 5 and Table II Rows 5 & 12	See Table I Row 5 and Table II Rows 5 & 12	D		No
J.P. Morgan Partners Global Investors (Selldown), L.P. c/o J.P. Morgan Partners, LLC 270 Park Avenue 39th Floor New York, New York 10017	J.P. Morgan Partners (BHCA), L.P.	July 9, 2007		Seattle Genetics, Inc. (“SGEN”)	See Table I Row 5 and Table II Rows 6 & 13	See Table I Row 5 and Table II Rows 6 & 13	D		No
J.P. Morgan Partners Global Investors (Selldown II), L.P. c/o J.P. Morgan Partners, LLC 270 Park Avenue 39th Floor New York, New York 10017	J.P. Morgan Partners (BHCA), L.P.	July 9, 2007		Seattle Genetics, Inc. (“SGEN”)	See Table I Row 7 and Table II Rows 7 & 14	See Table I Row 7 and Table II Rows 7 & 14	D		No
JPMP Global Investors, L.P. c/o J.P. Morgan Partners, LLC 270 Park Avenue 39th Floor New York, New York 10017	J.P. Morgan Partners (BHCA), L.P.	July 9, 2007		Seattle Genetics, Inc. (“SGEN”)	See Table I Rows 2-7 and Table II Rows 2-7 & 9-14	See Table I Rows 2-7 and Table II Rows 2-7 & 9-14	I	See Explanatory Note 4 below	No

Explanatory Note:

1)
The Designated Reporter is executing this report on behalf of all Reporting Persons, each of whom has authorized it to do so. Each of the Reporting Persons disclaims beneficial ownership of the Issuer’s securities to the extent it exceeds such Person’s pecuniary interest.

2)
The amounts shown in Table I in row 1 and Table II in rows 1, 8 and 15-17 represent the beneficial ownership of the Issuer's equity securities by J.P. Morgan Partners (BHCA), L.P. ("JPM BHCA"), a portion of which may be deemed attributable to the Reporting Person because it is the sole general partner of JPM BHCA. The actual pro rata portion of such beneficial ownership that may be deemed attributable to the Reporting Person is not readily determinable because it is subject to several variables, including the internal rate of return and vesting of interests within JPM BHCA.

3)
The amounts shown in Table I and Table II represent the beneficial ownership of the Issuer’s equity securities by (a) JPM BHCA, and (b) J.P. Morgan Partners Global Investors, L.P., J.P. Morgan Partners Global Investors A, L.P., J.P. Morgan Partners Global Investors (Cayman), L.P., J.P. Morgan Partners Global Investors (Cayman) II, L.P., J.P. Morgan Partners Global Investors (Selldown), L.P,. and J.P. Morgan Partners Global Investors (Selldown II), L.P. (the “JPMP Global Entities”), a portion of which may be deemed attributable to the Reporting Person because it is (1) the general partner of JPMP Master Fund Manager, L.P. (“MF Manager”), the sole general partner of JPM BHCA and (2) the general partner of JPMP Global Investors, L.P. which is the general partner of each of the JPMP Global Entities. The actual pro rata portion of such beneficial ownership that may be deemed to be attributable to the Reporting Person is not readily determinable because it is subject to several variables, including the internal rate of return and vesting of interests within JPM BHCA, MF Manager and each of the JPMP Global Entities. The Reporting Person disclaims beneficial ownership in the securities to the extent it exceeds its pecuniary interest therein.

4)
The amounts shown in Table I in rows 2-7 and Table II in rows 2-7, 9-14 represent the beneficial ownership of the Issuer’s equity securities by the JPMP Global Entities. The Reporting Person is the general partner of each of the JPMP Global Entities.